EXHIBIT 10.3

LIMITED RECOURSE GUARANTY

May 18, 2023 (the “Effective Date”)

FOR VALUE RECEIVED and in consideration of the Loan and Security Agreement granted to AMERICREW, INC., a Delaware Corporation and MIKAB CORPORATION, a New Jersey Corporation (“Debtors” or “Seller”), by THERMO COMMUNICATIONS FUNDING LLC, a Delaware limited liability company (“Lender” or “Buyer”), Brian Weis, an individual residing in the State of New Jersey (the “Guarantor”) hereby enters into this LIMITED RECOURSE GUARANTY (“Guaranty”) and hereby unconditionally guarantees the full and prompt payment of all of the indebtedness, liabilities, and obligations of every kind and nature of Debtor to Lender (the “Guaranteed Obligations”), including without limitation the Indebtedness evidenced by that certain LOAN AND SECURITY AGREEMENT and PROMISSORY NOTE between Lender/Buyer, Debtor/Seller, and Guarantor dated as of even date herewith, as it may be amended, restated, supplemented, and/or renewed from time to time, (the “Loan Agreement”), upon the occurrence of an Event of Default, or when due, whether at maturity or earlier by reason of demand, acceleration, or otherwise, and at all times thereafter, subject to the limitations contained herein.  Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and attorneys’ fees and expenses, paid or incurred by Lender in endeavoring to collect or enforce all or any part of the Guaranteed Obligations from, or in prosecuting any action against, Debtor or any Guarantor of all or any part of the Guaranteed Obligations.  Capitalized terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

The undersigned represents, warrants, and covenants that:

(a)	Guarantor has all necessary power to enter into, execute, and perform this Guaranty,

(b)	if an entity, that all necessary actions have been taken, and all necessary authorizations and approvals granted, for the undersigned to enter into, execute, and perform this Guaranty,

(c)	if an entity, that each person executing this Guaranty is duly empowered to do so on behalf of the undersigned, and

(d)	that this Guaranty is enforceable against the undersigned in accordance with its terms.

Guarantor hereby agrees that, except as hereinafter provided, his/hers or its Guaranteed Obligations shall not be affected by (i) the validity or enforceability of the Guaranteed  Obligations or of any promissory note or other document evidencing all or any part of the Guaranteed Obligations, (ii) (A) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, (B) any acceleration or deferral of the payment date or maturity, increase in amount or restructure of any Guaranteed Obligation, or (C) any other agreement now or hereafter executed by Debtor or any other Guarantor (an “Other Guarantor”) and delivered to Lender, (iii) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guaranteed Obligations, (iv) Lender’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. §101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code, (v) any borrowing or grant of a security interest by Debtor, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vi) the disallowance of all or any portion of Lender’s claim(s) for repayment of the Guaranteed Obligations under Section 502 of the Bankruptcy Code, (vii) any change in the structure or form of organization of Debtor, including without limitation, any change in Debtor’s status or percentage ownership in Debtor or rights under the Debtor’s Constituent Documents, (viii) the termination, discharge or modification of the Guaranty of any Other Guarantor; (ix) the termination, discharge or modification of (or the release of any Collateral covered by) the security interest granted by Debtor under the Loan Agreement; or (x) any other claim or defense that may discharge a guarantor, surety or security-interest grantor.

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THERMO COMMUNICATIONS FUNDING LLC –[Americrew/Mikab].

Lender is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate, or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or otherwise modify, amend, or change the terms of any promissory note or other agreement, document, or instrument now or hereafter executed by Debtor and delivered to Lender; (ii) accept partial payments on the Guaranteed Obligations; (iii) take and hold security or collateral for the payment of this Guaranty, any other guarantees of the Guaranteed Obligations  or other liabilities of Debtor and the Guaranteed Obligations guaranteed hereby, and exchange, enforce, waive, and release any such security or collateral; (iv) apply such security or collateral in full or partial satisfaction of the Guaranteed Obligations and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect, or otherwise liquidate the Guaranteed Obligations and any security or collateral therefor in any manner, without affecting or impairing the Guaranteed Obligations of Guarantor hereunder.

Guarantor hereby assumes responsibility for keeping himself informed of the financial condition of Debtor, and Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances.

Notwithstanding anything herein to the contrary, Guarantor’s liability for the Guaranteed Obligations shall be on a joint and several basis with the Debtor and each other guarantor of the Guaranteed Obligations, but shall be limited to:  All loss of collateral, claims, suits, liabilities (including, without limitation, strict liabilities and any impairment of Lender’s security for the Loans), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, court costs, and legal or other expenses (including, without limitation, attorneys’ fees and expenses and amounts paid in settlement of whatever kind or nature) incurred by Lender with respect to any of the following matters:

(a) fraud or intentional misrepresentation by Debtor or Guarantor in connection with the Loan Documents or the validity or enforceability of the Loan Documents being contested by any party thereto (other than Lender);

(b) loss due to gross negligence or willful misconduct1 of Debtor or Guarantor or any of his/hers or its principals, officers, or employees;

(c) the removal or disposal of any portion of the personal property Collateral after an Event of Default;

(d) the misdirection or redirection of any payment required to be delivered into the Lockbox Account;

(e) the misappropriation or conversion by Seller of any payments to be made in connection the Loan Agreement;

(f) the misappropriation or conversion by Debtor of any distribution or other payments made in connection with any part of the Collateral not permitted under the Loan Documents;

(g) the failure of Guarantor to notify Buyer/Lender of any court order, judgment, writ, pending or threatened action, suit or proceeding, of a material nature against or affecting the Seller/Debtor, its officers, managers or directors, or the property of the Seller, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the sale and assignment of any Receivable or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect the Seller, this Agreement, the Related Documents, the Receivables, the Contracts or any LOA, or (iv) asserting a claim for payment of money in excess of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00); or

_______________________________

1 “Gross negligence” shall mean any act or failure to act which, in addition to constituting negligence, was in reckless disregard of or wanton indifference to the consequences of such act or failure to act.  “Willful Misconduct” shall mean any misconduct which is done intentionally, knowingly or purposely, without justifiable excuse.

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THERMO COMMUNICATIONS FUNDING LLC –[Americrew/Mikab].

(h) Debtor’s filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (ii) Debtor’s soliciting or causing to be solicited petitioning creditors for any involuntary petition against Debtor from any Person, (iii) Debtor filing an answer consenting to or otherwise colluding in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or soliciting or causing to be solicited petitioning creditors for any involuntary petition from any Person; (iv) Debtor’s consenting to or colluding in or joining in an application for the appointment of a custodian, receiver, trustee, or examiner for Debtor or any portion of the Collateral; or (v) Debtor’s making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

Guarantor further agrees that, to the extent that Debtor makes a payment or payments to Lender, or Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to Debtor, its estate, trustee, receiver, or any other party (including, without limitation, Guarantor), under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or repayment, the Guaranteed Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

Until the Guaranteed Obligations are finally and irrevocably repaid or otherwise satisfied in full to Lender, Guarantor irrevocably waives, and will not attempt to exercise in any way, any rights which such Guarantor might otherwise have had or acquired against Lender or Debtor or any other party by way of subrogation or otherwise because of any payment made by Debtor or such Guarantor hereunder or otherwise, Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Debtor, any indorser or any other guarantor of all or any part of the Guaranteed Obligations, and Guarantor waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure payment of the Guaranteed Obligations or any other liability of Debtor to Lender. Guarantor also hereby waives any claim, right, or remedy which such Guarantor may now have or hereafter acquire against the performance by such Guarantor hereunder, including, without limitation, any claim, remedy, or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of Lender against Debtor or any security which Lender now has or hereafter acquires, whether or not such claim, right, or remedy arises in equity, under contract, by statute, under common law, or otherwise.  Guarantor further agrees that any and all claims of such Guarantor against Debtor, any indorser, or any other Guarantor or guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties, for whatever reason arising, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including, but not by way of limitation, attorneys’ fees) and any other liabilities or Guaranteed Obligations owing to Lender by Debtor which may arise either with respect to or on any note, instrument, document, item, agreement, or other writing heretofore, now, or hereafter delivered to Lender.  Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty.  Guarantor further waives all notices of the existence, creation, or incurring of new or additional indebtedness, arising either from additional loans extended to Debtor or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, notices of any and all proceedings to collect from the maker, any indorser, or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender, or other handling of any security or collateral given to Lender to secure payment of the Guaranteed Obligations.

No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered on Lender’s behalf by an authorized officer or agent of Lender. Lender’s failure at any time or times hereafter to require strict performance by Debtor or any Guarantor of any of the provisions, warranties, terms, and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument, or document now or at any time or times hereafter executed by Debtor or any Guarantor and delivered to Lender shall not waive, affect, or diminish any right of Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Lender, its agents, officers, or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Lender and directed to Debtor specifying such waiver.  No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender’s rights or the Guaranteed Obligations of any Guarantor under this Guaranty.  Any determination by a court of competent jurisdiction or settled by arbitration in accordance with the  Loan Agreement of the amount of any principal and/or interest owing by Debtor to Lender shall be conclusive and binding on Guarantor irrespective of whether any Guarantor was a party to the suit or action in which such determination was made. Guarantor agrees, consents to, and confirms that any extension of any statute of limitations resulting from any payment of the Guaranteed Obligations by Debtor, any Guarantor or guarantor, or any other person and affecting enforcement or collection of the Guaranteed Obligations of Debtor, or of the liabilities of any Guarantor under this Guaranty shall to the same degree also extend any statute of limitations affecting enforcement and collection of the liabilities under this Guaranty.

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THERMO COMMUNICATIONS FUNDING LLC –[Americrew/Mikab].

This Guaranty shall be binding upon Guarantor and upon the successors and assigns, heirs, and legal representatives of such Guarantor and shall inure to the benefit of Lender and its successors and assigns.  All references herein to Debtor shall be deemed to include its successors and assigns, including, without limitation, a receiver, trustee, or debtor in possession of or for Debtor.  All references to the singular shall be deemed to include the plural where the context so requires.

This Guaranty has been delivered and accepted at, and shall be deemed to have been made in the State of Louisiana.  This Guaranty shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the local laws of the State of Louisiana and all other laws of mandatory application.

Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND TO EXTEND CREDIT TO DEBTOR, GUARANTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS GUARANTY, ITS VALIDITY, OR PERFORMANCE, AT THE SOLE OPTION OF LENDER, ITS SUCCESSORS AND ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR HEIRS, SUCCESSORS, AND ASSIGNS IN ORLEANS PARISH, LOUISIANA.  GUARANTOR CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER HIS OR ITS PERSON BY ANY COURT SITUATED IN ORLEANS PARISH, LOUISIANA HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM OR IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY HAD DELIVERY, CERTIFIED MAIL, OR OVERNIGHT COURIER DIRECTED TO SUCH GUARANTOR AND LENDER AT, IN THE CASE OF LENDER, LENDER’S ADDRESS SET FORTH ABOVE, AND IN THE CASE OF DEBTOR, AS SET FORTH BELOW (OR SUCH OTHER ADDRESS AS A PARTY MAY FROM TIME TO TIME DESIGNATE FOR ITSELF BY NOTICE TO THE OTHER PARTY) OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF LOUISIANA.  GUARANTOR WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

NOTICE OF FINAL AGREEMENT

THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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THERMO COMMUNICATIONS FUNDING LLC –[Americrew/Mikab].

IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor as of the Effective Date, at New Orleans, Louisiana.

GUARANTOR:		ADDRESS:
Brian Weis		21 Omaha Street
Dumont, NJ 08628

By:	/s/ Brian Weis
Name:	Brian Weis

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THERMO COMMUNICATIONS FUNDING LLC –[Americrew/Mikab].